UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2023

Apex 11 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54964	46-2823100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8217 East Spanish Boot Road, Carefree, AZ	85377-5408
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (480) 619-1575

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 – Changes in Registrant’s Certifying Accountant

On January 26, 2023, the Board of Directors approved the appointment of Bush & Associates CPA as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2022. During the fiscal year ended December 31, 2021, neither the Company,  nor anyone on its behalf,  consulted  Bush & Associates CPA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion  that  might  be  rendered  with  respect  to the consolidated  financial statements of the Company, and no written report or oral advice was  provided  to the  Company  by Bush & Associates CPA  that was an  important  factor considered by the Company in reaching a decision as to any accounting,  auditing or  financial  reporting  issue;  or (ii) any matter  that was the  subject of a "disagreement"  (as  defined in Item  304(a)(1)(iv)  of  Regulation  S-K and the related  instructions) or a "reportable  event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On January 26, 2023, the Board of Directors (the “Board”) of Apex 11, Inc. (the “Company”), approved the dismissal of Haynie and Company (“Haynie”), as the Company’s independent registered public accounting firm. The reports of Haynie on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021, and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, there have been no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) with Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements or reportable events if not resolved to the satisfaction of Haynie would have caused Haynie to make reference thereto in its reports on the consolidated financial statements for such periods. The Company provided Haynie with a copy of the foregoing disclosures and requested Haynie to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 – Financial Statements and Exhibits.

NUMBER	EXHIBIT
16.1	Letter from Haynie and Company to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2023	APEX 11, INC.

	By:	/s/ Anthony J. Iarocci
	Name:	Anthony J. Iarocci
	Title:	President